Exhibit 77Q1 - Additional Items

Item 15

Foreign Sub-Custodian Network for State Street Bank & Trust
Country	Subcustodian	Address
Australia	Hongkong and Shanghai Banking Corporation Ltd.	Level 13, 580 George St.
Austria	UniCredit Bank Austria AG	Julius Tandler-Platz 3
Austria	Deutsche Bank AG	Fleischmarkt 1
Bangladesh	Standard Chartered Bank	Silver Tower, Level 7, 52 South Gulshan Commercial Area, Gulshan 1
Belgium	Deutsche Bank AG, Netherlands	De Entrees 99-197
Botswana	Standard Chartered Bank Botswana Limited	4th Floor, Standard Charted House, Queens Road, The Mall
Brazil (Equities)	Citibank N.A. – São Paulo Branch	AV Paulista, 1111
Brazil (Other Instruments)	Citibank N.A. – São Paulo Branch	AV Paulista, 1111
Bulgaria	Citibank Europe plc, Bulgaria Branch	Serdika Offices, 10th Floor, 48 Sitnyakovo Blvd.
Canada	State Street Trust Company Canada	30 Adelaide Street East Suite 800
Canada (Physical)	RBC Dexia Investor Services	155 Wellington Street West, 2nd Floor
Chile	Itaú CorpBanca S.A.	Enrique Foster Sur 20, Piso 5, Las Condes
China - Shanghai-Hong Kong Stock Connect	The Hongkong and Shanghai Banking Corporation Limited	Level 30, HSBC Main Building 1 Queen’s Road Central
China Shanghai	HSBC Bank (China) Company Limited	8 Century Avenue 33rd Floor
China Shenzhen	HSBC Bank (China) Company Limited	8 Century Avenue 33rd Floor
Clearstream	State Street Bank and Trust Company	One Lincoln Street
Colombia	Cititrust Colombia, S.A.	Carrera 9A No 99-02
Croatia	Privredna banka Zagreb dd	Radnička cesta 50
Cyprus	BNP Paribas Securities Services, S.C.A.	94 V. Sofias Avenue & 1 Kerasountos Str.
Czech Republic	Ceskoslovenska Obchodni Banka A.S.	Radlická 333/150
Denmark	Skandinaviska Enskilda Banken AB	Bernstorffsgade 50
Egypt	HSBC Bank Egypt S.A.E.	306 Corniche El Nil
Estonia	AS SEB Pank	Tornimäe 2
Euroclear	State Street Bank and Trust Company	One Lincoln Street
Finland	Skandinaviska Enskilda Banken AB	Securities Services Box 630
France	Deutsche Bank AG, Netherlands	De Entrees 99-197
Germany	Deutsche Bank AG	Alfred-Herrhausen-Allee 16-24
Germany	State Street Bank International GmbH	Brienner Strasse 59
Ghana	Standard Chartered Bank Ghana Limited	P.O. Box 768, 1st Floor, High Street Building
Greece	BNP Paribas Securities Services, S.C.A.	94 V. Sofias Avenue & Kerasountos 1 Street
Hong Kong	Standard Chartered Bank (Hong Kong) Limited	388 Kwun Tong Road, 15th Floor Standard Chartered Tower
Hong Kong - CNY	Standard Chartered Bank (Hong Kong) Limited	388 Kwun Tong Road, 15th Floor Standard Chartered Tower
Hungary	UniCredit Bank Hungary Zrt.	6th Floor, Szabadsag ter 5-6
India	The Hongkong and Shanghai Banking Corporation Limited	11F, Building 3, NESCO - IT Park, NESCO Complex, Western Express Highway, Goregaon (East)
India	Deutsche Bank AG	Block B1, 4th Floor, Nirlon Knowledge Park, Off Western Express Highway Goregaon (E)
India - GDRs	The Hongkong and Shanghai Banking Corporation Limited	11F, Building 3, NESCO - IT Park, NESCO Complex, Western Express Highway, Goregaon (East)
Indonesia	Deutsche Bank A.G.	Deutsche Bank Building, 4th Floor Jl. Imam Bonjol, No. 80
Israel	Bank Hapoalim B.M.	50 Rothschild Boulevard
Italy	Deutsche Bank S.p.A.	Via Turati 27 - 3rd Floor
Japan	The Hongkong and Shanghai Banking Corporation, Japan branch (HSBC)	11-1 Nihonbashi 3-chome, Chuo-ku
Japan - Corp Debt	The Hongkong and Shanghai Banking Corporation, Japan branch (HSBC)	11-1 Nihonbashi 3-chome, Chuo-ku
Japan - JGBs	The Hongkong and Shanghai Banking Corporation, Japan branch (HSBC)	11-1 Nihonbashi 3-chome, Chuo-ku
Jordan	Standard Chartered Bank, Shmeissani Branch	Al-Thaqafa Street, Building # 2, P.O.Box 926190
Kenya	Standard Chartered Bank Kenya Limited	Standard Chartered @ Chiromo, Level 5 48 Westlands Road, P.O. Box 40984-00100 GPO
Kuwait	HSBC Bank Middle East Limited	Kuwait City, Qibla Area Hamad Al-Saqr Street, Kharafi Tower, G/1/2 Floors, P. O. Box 1683
Lebanon	HSBC Bank Middle East, Main Branch	St. Georges Street, Minet El -Hosn
Lithuania	SEB Bankas	Gedimino av. 12
Malaysia	Standard Chartered Bank Malaysia Berhad	Menara Standard Chartered, 30 Jalan Sultan Ismail
Mauritius	Hongkong and Shanghai Banking Corp. Ltd.	6th Floor HSBC Centre, 18 Cybercity
Mexico	Banco Nacional de México S.A. (Banamex)	Global Securities Services, 3er piso, Torre Norte, Act. Roberto Medellin No. 800
Morocco	Citibank Maghreb	Zénith Millénium Immeuble1, Sidi Maârouf - B.P. 40
Netherlands	Deutsche Bank AG	Netherlands Investor Services, De Entrees 99-197
New Zealand	The Hongkong and Shanghai Banking Corporation Ltd.	HSBC House, Level 7, 1 Queen St.
Nigeria	Stanbic IBTC Bank Plc.	Plot 1712 Idejo St.
Norway	Skandinaviska Enskilda Banken	P.O. Box 1843 Vika Filipstad Brygge 1
Oman	HSBC Bank Oman S.A.O.G.	2nd Floor Al Khuwair, PO Box 1727
Pakistan	Deutsche Bank AG	Unicentre - Unitowers, I.I. Chundrigar Road, P.O. Box 4925
Peru	Citibank del Peru S.A.	Canaval y Moreyra 480, 3rd Floor, San Isidro
Philippines	Deutsche Bank AG	Tower One, Ayala Triangle
Poland	Bank Handlowy w Warszawie S.A.	ul Senatorska 16
Portugal	Deutsche Bank AG, Netherlands	Investor Services, De Entrees 99-197
Qatar	HSBC Bank Middle East Limited	2 Fl Ali Bin Ali Tower, Building no.: 150, Airport Road
Romania	Citibank Europe plc, Dublin – Romania Branch	8, Iancu de Hunedoara Boulevard, Bucharest Sector 1
Russia	AO Citibank	8-10 Gasheka Street, Building 1
Russia	Limited Liability Company Deutsche Bank	82 Sadovnicheskaya Street, Building 2
Saudi Arabia	HSBC Saudi Arabia Limited	7267 Olaya – Al Murooj
Serbia	UniCredit Bank Serbia JSC	Rajiceva 27-29
Singapore	United Overseas Bank Limited (UOB)	156 Cecil Street, FEB Building #08-03
Singapore	Citibank, N.A.	Citigroup Global Transaction Services Regional Services Center, Citi Singapore Campus (CSC), 3 Changi Business Park Crescent, #07-00
Slovak Republic	UniCredit Bank Czech Republic and Slovakia, a.s.	Custody Department, Ŝancová 1/A
Slovenia	UniCredit Banka Slovenija d.d.	Šmartinska 140
South Africa	FirstRand Bank Limited	Mezzanine Floor, 3 First Place BankCity, Corner Simmonds & Jeppe Streets
South Korea	Hongkong and Shanghai Banking Corporation Limited	HSBC Building #37 Chilpae-ro
South Korea	Deutsche Bank AG	18th Floor, Young-Poong Bldg., 41 Cheonggyecheon-ro
Spain	Deutsche Bank SAE	Calle de Rosario Pino 14-16, Planta 1
Sri Lanka	The Hongkong and Shanghai Banking Corporation Limited	24, Sir Baron Jayatilake Mawatha
Sweden	Skandinaviska Enskilda Banken	Sergels Torg 2
Switzerland	Credit Suisse AG	Uetlibergstrasse 231
Taiwan	Standard Chartered Bank (Taiwan) Limited	168 Tun Hwa North Road
Taiwan	Deutsche Bank AG	296 Ren-ai Road
Thailand	Standard Chartered Bank (Thai) Public Company Limited	Sathorn Nakorn Tower – 14th Floor, Zone B 90 North Sathorn Road
Turkey	Citibank, A.S.	Tekfen Tower, Eski Buyukdere Caddesi 209, Kat 3
Uganda	Standard Chartered Bank Uganda Limited	5 Speke Road, P.O. Box 7111
Ukraine	PJSC Citibank	16-g Dilova St.
United Arab Emirates - ADX	HSBC Bank Middle East Limited	Global Banking and Markets - HSBC Securities Services, Emaar Square, Level 3, Buliding No. 5, PO Box 502601
United Arab Emirates - DFM	HSBC Bank Middle East Limited	Global Banking and Markets - HSBC Securities Services, Emaar Square, Level 3, Buliding No. 5, PO Box 502601
United Arab Emirates - DIFC	HSBC Bank Middle East Limited	Global Banking and Markets - HSBC Securities Services, Emaar Square, Level 3, Buliding No. 5, PO Box 502601
United Kingdom	State Street Bank and Trust Company	525 Ferry Rd.
United Kingdom (CDs)	Deutsche Bank AG	15 Austin Friars
United Kingdom (Physical)	State Street Bank and Trust Company	525 Ferry Rd.
Uruguay	Banco Itau Uruguay S.A.	Zabala 1463
Vietnam	Hongkong & Shanghai Banking Corp. Ltd.	Centre Point, 106 Nguyen Van Troi Street, Phu Nhuan District
Zambia	Standard Chartered Bank Zambia Plc	Standard Chartered House, Cairo Road, P.O. Box 32238

Exhibit d(1)

MANAGEMENT CONTRACT

between

FIDELITY COVINGTON TRUST:

FIDELITY CORE DIVIDEND ETF

and

FMR CO., INC.

AGREEMENT made this 27th day of July, 2016, by and between Fidelity Covington Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust"), on behalf of Fidelity Core Dividend ETF (hereinafter called the "Fund"), and FMR CO., Inc., a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.

1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Fund and shall, subject to the supervision of the Trust's Board of Trustees, direct the investments of the Fund in accordance with the investment objective, policies and limitations as provided in the Fund's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Fund may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund; and shall pay the salaries and fees of all officers of the Trust, of all Trustees of the Trust who are "interested persons" of the Trust or of the Adviser and of all personnel of the Trust or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Fund, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Fund as permitted under the Fund's investment policies. The investment policies and all other actions of the Fund are and shall at all times be subject to the control and direction of the Trust's Board of Trustees.

(b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Trust. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Fund, including but not limited to: (i) providing the Fund with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Fund, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Trust's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Fund as an investment vehicle.

The Adviser shall also furnish such reports, evaluations, information or analyses to the Trust as the Trust's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Trust's Board of Trustees with respect to Trust policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

(c) The Adviser undertakes to pay, either itself or through an affiliated company, all expenses involved in the operation of the Fund, except the following, which shall be paid by the Fund: (i) taxes; (ii) the fees and expenses of all Trustees of the Trust who are not "interested persons" of the Trust or of the Adviser; (iii) brokerage fees and commissions; (iv) interest expenses with respect to borrowings by the Fund; (v) expenses of printing and mailing proxy materials to shareholders of the Fund; (vi) all other expenses incidental to holding meetings of the Fund's shareholders, including proxy solicitations therefor; and (vii) such non-recurring and extraordinary expenses as may arise, including actions, suits or proceedings to which the Fund is or is threatened to be a party and the legal obligation that the Fund may have to indemnify the Trust's Trustees and officers with respect thereto. It is understood that service charges billed directly to shareholders of the Fund, including charges for creations, exchanges, redemptions, or other services, shall not be payable by the Fund or the Adviser, but may be received and retained by the Adviser or its affiliates.

(d) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Fund's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Fund and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Fund.

2. It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Trust, and that the Adviser may be or become interested in the Trust as a shareholder or otherwise.

3. For the services and facilities to be furnished hereunder, the Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, at the annual rate of 0.29% of the average daily net assets of the Fund (computed in the manner set forth in the Declaration of Trust) throughout the month; provided that the fee, so computed, shall be reduced by the compensation, including reimbursement of expenses, paid by the Fund to those Trustees who are not "interested persons" of the Trust or the Adviser.

In case of initiation or termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.

4. The services of the Adviser to the Fund are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Fund hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

5. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 5, this Contract shall continue in force until January 31, 2018 and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund.

(b) This Contract may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases or no-action letters of, the Commission or its staff.

(c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 5, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Fund by vote of a majority of the outstanding voting securities of the Fund. This Contract shall terminate automatically in the event of its assignment.

6. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust or other organizational documents and agrees that the obligations assumed by the Trust pursuant to this Contract shall be limited in all cases to the Fund and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other Funds of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Funds.

7. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Commission or its staff.

IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

FIDELITY COVINGTON TRUST
on behalf of Fidelity Core Dividend ETF

	By	/s/Adrien E. Deberghes
Adrien E. Deberghes
President and Treasurer

FMR CO., INC.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	By	/s/William E. Dailey
William E. Dailey
Treasurer

Exhibit d(2)

MANAGEMENT CONTRACT

between

FIDELITY COVINGTON TRUST:

FIDELITY DIVIDEND ETF FOR RISING RATES

and

FMR CO., INC.

AGREEMENT made this 27th day of July, 2016, by and between Fidelity Covington Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust"), on behalf of Fidelity Dividend ETF for Rising Rates (hereinafter called the "Fund"), and FMR CO., Inc., a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.

1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Fund and shall, subject to the supervision of the Trust's Board of Trustees, direct the investments of the Fund in accordance with the investment objective, policies and limitations as provided in the Fund's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Fund may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund; and shall pay the salaries and fees of all officers of the Trust, of all Trustees of the Trust who are "interested persons" of the Trust or of the Adviser and of all personnel of the Trust or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Fund, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Fund as permitted under the Fund's investment policies. The investment policies and all other actions of the Fund are and shall at all times be subject to the control and direction of the Trust's Board of Trustees.

(b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Trust. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Fund, including but not limited to: (i) providing the Fund with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Fund, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Trust's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Fund as an investment vehicle.

The Adviser shall also furnish such reports, evaluations, information or analyses to the Trust as the Trust's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Trust's Board of Trustees with respect to Trust policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

(c) The Adviser undertakes to pay, either itself or through an affiliated company, all expenses involved in the operation of the Fund, except the following, which shall be paid by the Fund: (i) taxes; (ii) the fees and expenses of all Trustees of the Trust who are not "interested persons" of the Trust or of the Adviser; (iii) brokerage fees and commissions; (iv) interest expenses with respect to borrowings by the Fund; (v) expenses of printing and mailing proxy materials to shareholders of the Fund; (vi) all other expenses incidental to holding meetings of the Fund's shareholders, including proxy solicitations therefor; and (vii) such non-recurring and extraordinary expenses as may arise, including actions, suits or proceedings to which the Fund is or is threatened to be a party and the legal obligation that the Fund may have to indemnify the Trust's Trustees and officers with respect thereto. It is understood that service charges billed directly to shareholders of the Fund, including charges for creations, exchanges, redemptions, or other services, shall not be payable by the Fund or the Adviser, but may be received and retained by the Adviser or its affiliates.

(d) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Fund's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Fund and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Fund.

2. It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Trust, and that the Adviser may be or become interested in the Trust as a shareholder or otherwise.

3. For the services and facilities to be furnished hereunder, the Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, at the annual rate of 0.29% of the average daily net assets of the Fund (computed in the manner set forth in the Declaration of Trust) throughout the month; provided that the fee, so computed, shall be reduced by the compensation, including reimbursement of expenses, paid by the Fund to those Trustees who are not "interested persons" of the Trust or the Adviser.

In case of initiation or termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.

4. The services of the Adviser to the Fund are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Fund hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

5. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 5, this Contract shall continue in force until January 31, 2018 and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund.

(b) This Contract may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases or no-action letters of, the Commission or its staff.

(c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 5, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Fund by vote of a majority of the outstanding voting securities of the Fund. This Contract shall terminate automatically in the event of its assignment.

6. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust or other organizational documents and agrees that the obligations assumed by the Trust pursuant to this Contract shall be limited in all cases to the Fund and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other Funds of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Funds.

7. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Commission or its staff.

IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

FIDELITY COVINGTON TRUST
on behalf of Fidelity Dividend ETF for Rising Rates

	By	/s/Adrien E. Deberghes
Adrien E. Deberghes
President and Treasurer

FMR CO., INC.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	By	/s/William E. Dailey
William E. Dailey
Treasurer

Exhibit d(3)

MANAGEMENT CONTRACT

between

FIDELITY COVINGTON TRUST:

FIDELITY LOW VOLATILITY FACTOR ETF

and

FMR CO., INC.

AGREEMENT made this 27th day of July, 2016, by and between Fidelity Covington Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust"), on behalf of Fidelity Low Volatility Factor ETF (hereinafter called the "Fund"), and FMR CO., Inc., a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.

1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Fund and shall, subject to the supervision of the Trust's Board of Trustees, direct the investments of the Fund in accordance with the investment objective, policies and limitations as provided in the Fund's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Fund may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund; and shall pay the salaries and fees of all officers of the Trust, of all Trustees of the Trust who are "interested persons" of the Trust or of the Adviser and of all personnel of the Trust or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Fund, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Fund as permitted under the Fund's investment policies. The investment policies and all other actions of the Fund are and shall at all times be subject to the control and direction of the Trust's Board of Trustees.

(b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Trust. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Fund, including but not limited to: (i) providing the Fund with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Fund, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Trust's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Fund as an investment vehicle.

The Adviser shall also furnish such reports, evaluations, information or analyses to the Trust as the Trust's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Trust's Board of Trustees with respect to Trust policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

(c) The Adviser undertakes to pay, either itself or through an affiliated company, all expenses involved in the operation of the Fund, except the following, which shall be paid by the Fund: (i) taxes; (ii) the fees and expenses of all Trustees of the Trust who are not "interested persons" of the Trust or of the Adviser; (iii) brokerage fees and commissions; (iv) interest expenses with respect to borrowings by the Fund; (v) expenses of printing and mailing proxy materials to shareholders of the Fund; (vi) all other expenses incidental to holding meetings of the Fund's shareholders, including proxy solicitations therefor; and (vii) such non-recurring and extraordinary expenses as may arise, including actions, suits or proceedings to which the Fund is or is threatened to be a party and the legal obligation that the Fund may have to indemnify the Trust's Trustees and officers with respect thereto. It is understood that service charges billed directly to shareholders of the Fund, including charges for creations, exchanges, redemptions, or other services, shall not be payable by the Fund or the Adviser, but may be received and retained by the Adviser or its affiliates.

(d) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Fund's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Fund and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Fund.

2. It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Trust, and that the Adviser may be or become interested in the Trust as a shareholder or otherwise.

3. For the services and facilities to be furnished hereunder, the Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, at the annual rate of 0.29% of the average daily net assets of the Fund (computed in the manner set forth in the Declaration of Trust) throughout the month; provided that the fee, so computed, shall be reduced by the compensation, including reimbursement of expenses, paid by the Fund to those Trustees who are not "interested persons" of the Trust or the Adviser.

In case of initiation or termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.

4. The services of the Adviser to the Fund are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Fund hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

5. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 5, this Contract shall continue in force until January 31, 2018 and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund.

(b) This Contract may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases or no-action letters of, the Commission or its staff.

(c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 5, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Fund by vote of a majority of the outstanding voting securities of the Fund. This Contract shall terminate automatically in the event of its assignment.

6. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust or other organizational documents and agrees that the obligations assumed by the Trust pursuant to this Contract shall be limited in all cases to the Fund and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other Funds of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Funds.

7. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Commission or its staff.

IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

FIDELITY COVINGTON TRUST
on behalf of Fidelity Low Volatility Factor ETF

	By	/s/Adrien E. Deberghes
Adrien E. Deberghes
President and Treasurer

FMR CO., INC.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	By	/s/William E. Dailey
William E. Dailey
Treasurer

Exhibit (d)(4)

MANAGEMENT CONTRACT

between

FIDELITY COVINGTON TRUST:

FIDELITY MOMENTUM FACTOR ETF

and

FMR CO., INC.

AGREEMENT made this 27th day of July, 2016, by and between Fidelity Covington Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust"), on behalf of Fidelity Momentum Factor ETF (hereinafter called the "Fund"), and FMR CO., Inc., a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.

1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Fund and shall, subject to the supervision of the Trust's Board of Trustees, direct the investments of the Fund in accordance with the investment objective, policies and limitations as provided in the Fund's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Fund may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund; and shall pay the salaries and fees of all officers of the Trust, of all Trustees of the Trust who are "interested persons" of the Trust or of the Adviser and of all personnel of the Trust or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Fund, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Fund as permitted under the Fund's investment policies. The investment policies and all other actions of the Fund are and shall at all times be subject to the control and direction of the Trust's Board of Trustees.

(b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Trust. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Fund, including but not limited to: (i) providing the Fund with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Fund, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Trust's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Fund as an investment vehicle.

The Adviser shall also furnish such reports, evaluations, information or analyses to the Trust as the Trust's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Trust's Board of Trustees with respect to Trust policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

(c) The Adviser undertakes to pay, either itself or through an affiliated company, all expenses involved in the operation of the Fund, except the following, which shall be paid by the Fund: (i) taxes; (ii) the fees and expenses of all Trustees of the Trust who are not "interested persons" of the Trust or of the Adviser; (iii) brokerage fees and commissions; (iv) interest expenses with respect to borrowings by the Fund; (v) expenses of printing and mailing proxy materials to shareholders of the Fund; (vi) all other expenses incidental to holding meetings of the Fund's shareholders, including proxy solicitations therefor; and (vii) such non-recurring and extraordinary expenses as may arise, including actions, suits or proceedings to which the Fund is or is threatened to be a party and the legal obligation that the Fund may have to indemnify the Trust's Trustees and officers with respect thereto. It is understood that service charges billed directly to shareholders of the Fund, including charges for creations, exchanges, redemptions, or other services, shall not be payable by the Fund or the Adviser, but may be received and retained by the Adviser or its affiliates.

(d) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Fund's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Fund and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Fund.

2. It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Trust, and that the Adviser may be or become interested in the Trust as a shareholder or otherwise.

3. For the services and facilities to be furnished hereunder, the Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, at the annual rate of 0.29% of the average daily net assets of the Fund (computed in the manner set forth in the Declaration of Trust) throughout the month; provided that the fee, so computed, shall be reduced by the compensation, including reimbursement of expenses, paid by the Fund to those Trustees who are not "interested persons" of the Trust or the Adviser.

In case of initiation or termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.

4. The services of the Adviser to the Fund are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Fund hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

5. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 5, this Contract shall continue in force until January 31, 2018 and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund.

(b) This Contract may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases or no-action letters of, the Commission or its staff.

(c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 5, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Fund by vote of a majority of the outstanding voting securities of the Fund. This Contract shall terminate automatically in the event of its assignment.

6. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust or other organizational documents and agrees that the obligations assumed by the Trust pursuant to this Contract shall be limited in all cases to the Fund and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other Funds of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Funds.

7. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Commission or its staff.

IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

FIDELITY COVINGTON TRUST
on behalf of Fidelity Momentum Factor ETF

	By	/s/Adrien E. Deberghes
Adrien E. Deberghes
President and Treasurer

FMR CO., INC.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	By	/s/William E. Dailey
William E. Dailey
Treasurer

Exhibit d(5)

MANAGEMENT CONTRACT

between

FIDELITY COVINGTON TRUST:

FIDELITY QUALITY FACTOR ETF

and

FMR CO., INC.

AGREEMENT made this 27th day of July, 2016, by and between Fidelity Covington Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust"), on behalf of Fidelity Quality Factor ETF (hereinafter called the "Fund"), and FMR CO., Inc., a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.

1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Fund and shall, subject to the supervision of the Trust's Board of Trustees, direct the investments of the Fund in accordance with the investment objective, policies and limitations as provided in the Fund's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Fund may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund; and shall pay the salaries and fees of all officers of the Trust, of all Trustees of the Trust who are "interested persons" of the Trust or of the Adviser and of all personnel of the Trust or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Fund, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Fund as permitted under the Fund's investment policies. The investment policies and all other actions of the Fund are and shall at all times be subject to the control and direction of the Trust's Board of Trustees.

(b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Trust. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Fund, including but not limited to: (i) providing the Fund with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Fund, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Trust's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Fund as an investment vehicle.

The Adviser shall also furnish such reports, evaluations, information or analyses to the Trust as the Trust's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Trust's Board of Trustees with respect to Trust policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

(c) The Adviser undertakes to pay, either itself or through an affiliated company, all expenses involved in the operation of the Fund, except the following, which shall be paid by the Fund: (i) taxes; (ii) the fees and expenses of all Trustees of the Trust who are not "interested persons" of the Trust or of the Adviser; (iii) brokerage fees and commissions; (iv) interest expenses with respect to borrowings by the Fund; (v) expenses of printing and mailing proxy materials to shareholders of the Fund; (vi) all other expenses incidental to holding meetings of the Fund's shareholders, including proxy solicitations therefor; and (vii) such non-recurring and extraordinary expenses as may arise, including actions, suits or proceedings to which the Fund is or is threatened to be a party and the legal obligation that the Fund may have to indemnify the Trust's Trustees and officers with respect thereto. It is understood that service charges billed directly to shareholders of the Fund, including charges for creations, exchanges, redemptions, or other services, shall not be payable by the Fund or the Adviser, but may be received and retained by the Adviser or its affiliates.

(d) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Fund's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Fund and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Fund.

2. It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Trust, and that the Adviser may be or become interested in the Trust as a shareholder or otherwise.

3. For the services and facilities to be furnished hereunder, the Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, at the annual rate of 0.29% of the average daily net assets of the Fund (computed in the manner set forth in the Declaration of Trust) throughout the month; provided that the fee, so computed, shall be reduced by the compensation, including reimbursement of expenses, paid by the Fund to those Trustees who are not "interested persons" of the Trust or the Adviser.

In case of initiation or termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.

4. The services of the Adviser to the Fund are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Fund hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

5. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 5, this Contract shall continue in force until January 31, 2018 and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund.

(b) This Contract may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases or no-action letters of, the Commission or its staff.

(c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 5, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Fund by vote of a majority of the outstanding voting securities of the Fund. This Contract shall terminate automatically in the event of its assignment.

6. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust or other organizational documents and agrees that the obligations assumed by the Trust pursuant to this Contract shall be limited in all cases to the Fund and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other Funds of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Funds.

7. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Commission or its staff.

IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

FIDELITY COVINGTON TRUST
on behalf of Fidelity Quality Factor ETF

	By	/s/Adrien E. Deberghes
Adrien E. Deberghes
President and Treasurer

FMR CO., INC.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	By	/s/William E. Dailey
William E. Dailey
Treasurer

Exhibit d(6)

MANAGEMENT CONTRACT

between

FIDELITY COVINGTON TRUST:

FIDELITY VALUE FACTOR ETF

and

FMR CO., INC.

AGREEMENT made this 27th day of July, 2016, by and between Fidelity Covington Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust"), on behalf of Fidelity Value Factor ETF (hereinafter called the "Fund"), and FMR CO., Inc., a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.

1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Fund and shall, subject to the supervision of the Trust's Board of Trustees, direct the investments of the Fund in accordance with the investment objective, policies and limitations as provided in the Fund's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Fund may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund; and shall pay the salaries and fees of all officers of the Trust, of all Trustees of the Trust who are "interested persons" of the Trust or of the Adviser and of all personnel of the Trust or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Fund, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Fund as permitted under the Fund's investment policies. The investment policies and all other actions of the Fund are and shall at all times be subject to the control and direction of the Trust's Board of Trustees.

(b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Trust. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Fund, including but not limited to: (i) providing the Fund with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Fund, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Trust's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Fund as an investment vehicle.

The Adviser shall also furnish such reports, evaluations, information or analyses to the Trust as the Trust's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Trust's Board of Trustees with respect to Trust policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

(c) The Adviser undertakes to pay, either itself or through an affiliated company, all expenses involved in the operation of the Fund, except the following, which shall be paid by the Fund: (i) taxes; (ii) the fees and expenses of all Trustees of the Trust who are not "interested persons" of the Trust or of the Adviser; (iii) brokerage fees and commissions; (iv) interest expenses with respect to borrowings by the Fund; (v) expenses of printing and mailing proxy materials to shareholders of the Fund; (vi) all other expenses incidental to holding meetings of the Fund's shareholders, including proxy solicitations therefor; and (vii) such non-recurring and extraordinary expenses as may arise, including actions, suits or proceedings to which the Fund is or is threatened to be a party and the legal obligation that the Fund may have to indemnify the Trust's Trustees and officers with respect thereto. It is understood that service charges billed directly to shareholders of the Fund, including charges for creations, exchanges, redemptions, or other services, shall not be payable by the Fund or the Adviser, but may be received and retained by the Adviser or its affiliates.

(d) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Fund's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Fund and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Fund.

2. It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Trust, and that the Adviser may be or become interested in the Trust as a shareholder or otherwise.

3. For the services and facilities to be furnished hereunder, the Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, at the annual rate of 0.29% of the average daily net assets of the Fund (computed in the manner set forth in the Declaration of Trust) throughout the month; provided that the fee, so computed, shall be reduced by the compensation, including reimbursement of expenses, paid by the Fund to those Trustees who are not "interested persons" of the Trust or the Adviser.

In case of initiation or termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.

4. The services of the Adviser to the Fund are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Fund hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

5. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 5, this Contract shall continue in force until January 31, 2018 and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund.

(b) This Contract may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases or no-action letters of, the Commission or its staff.

(c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 5, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Fund by vote of a majority of the outstanding voting securities of the Fund. This Contract shall terminate automatically in the event of its assignment.

6. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust or other organizational documents and agrees that the obligations assumed by the Trust pursuant to this Contract shall be limited in all cases to the Fund and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other Funds of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Funds.

7. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Commission or its staff.

IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

FIDELITY COVINGTON TRUST
on behalf of Fidelity Value Factor ETF

	By	/s/Adrien E. Deberghes
Adrien E. Deberghes
President and Treasurer

FMR CO., INC.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	By	/s/William E. Dailey
William E. Dailey
Treasurer

SUB-ADVISORY AGREEMENT

between

FMR CO., INC.

and

GEODE CAPITAL MANAGEMENT, LLC

and

FIDELITY COVINGTON TRUST ON BEHALF OF FIDELITY CORE DIVIDEND ETF, FIDELITY DIVIDEND ETF FOR RISING RATES, FIDELITY LOW VOLATILITY FACTOR ETF, FIDELITY
MOMENTUM FACTOR ETF, FIDELITY QUALITY FACTOR ETF AND
FIDELITY VALUE FACTOR ETF

AGREEMENT made this 31st day of July, 2016, among Fidelity Covington Trust, a Massachusetts business trust (the "Trust"), on behalf of Fidelity Core Dividend ETF, Fidelity Dividend ETF For Rising Rates, Fidelity Low Volatility Factor ETF, Fidelity Momentum Factor ETF, Fidelity Quality Factor ETF, and Fidelity Value Factor ETF (each a "Fund" and collectively the "Funds"),each Fund, is a series portfolio of the Trust, FMR Co., Inc., a Massachusetts corporation ("Manager" or "Adviser"), and Geode Capital Management, LLC, a Delaware limited liability company ("Subadviser").

WHEREAS, the Trust, on behalf of each Fund, has entered into a Management Contract, dated July 27, 2016, with Manager (the "Management Contract"), pursuant to which Manager has agreed to provide certain management and administrative services to each Fund; and

WHEREAS, Manager desires to appoint Subadviser as investment subadviser to provide the investment advisory and administrative services to the Funds specified herein, and Subadviser is willing to serve the Funds in such capacity; and

WHEREAS, the trustees of the Trust (the "Trustees"), including a majority of the Trustees who are not "interested persons" (as such term is defined below) of any party to this Agreement, and the shareholder(s) of the Funds, have each, to the extent required, consented to such an arrangement;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

I. APPOINTMENT OF SUBADVISER; COMPENSATION

1.1 Appointment as Subadviser. Subject to and in accordance with the provisions hereof, Manager hereby appoints Subadviser as investment subadviser to perform the various investment advisory and other services to the Funds set forth herein and, subject to the restrictions set forth herein, hereby delegates to Subadviser the authority vested in Manager pursuant to the Management Contract to the extent necessary to enable Subadviser to perform its obligations under this Agreement.

1.2 Scope of Investment Authority. (a) The Subadviser is hereby authorized, on a discretionary basis, to manage the investments and determine the composition of the assets of the Funds, subject at all times to (i) the supervision and control of the Trustees, (ii) the requirements of the Investment Company Act of 1940, as amended (the "Investment Company Act") and the rules thereunder, (iii) the investment objective, policies and limitations, as provided in each Fund's Prospectus and other governing documents, and (iv) such instructions, policies and limitations relating to each Fund and/or the performance of oversight of the Subadviser's duties hereunder as the Trustees or Manager may from time to time adopt and communicate in writing to Subadviser. Notwithstanding anything herein to the contrary, Subadviser is not authorized to take any action, including the purchase and sale of portfolio securities, in contravention of any restriction, limitation, objective, policy or instruction described in the previous sentence.

(b) It is understood and agreed that, for so long as this Agreement shall remain in effect, Subadviser shall retain discretionary investment authority over the manner in which each Fund's assets are invested, and Manager shall not have the right to overrule any investment decision with respect to a particular security made by Subadviser, provided that the Trustees and Manager shall at all times have the right to monitor each Fund's investment activities and performance, require Subadviser to make reports and give explanations as to the manner in which each Fund's assets are being invested, and, should either Manager or the Trustees become dissatisfied with Subadviser's performance in any way, terminate this Agreement in accordance with the provisions of Section 9.2 hereof.

1.3 Appointment as Proxy Voting Agent. Subject to and in accordance with the provisions hereof, the Trustees hereby appoint Subadviser as each Fund's proxy voting agent, and hereby delegate to Subadviser discretionary authority to vote all proxies solicited by or with respect to issuers of securities in which the assets of each Fund may be invested from time to time. Subadviser may act as each Fund's proxy voting agent directly or Subadviser may (in whole or in part) employ a third-party to vote proxies on behalf of each Fund, provided, however, that in either case, Subadviser shall be responsible for voting all proxies on behalf of each Fund. Upon sixty (60) days written notice to Subadviser, the Trustees may at any time withdraw the authority granted to Subadviser pursuant to this Section 1.3 to perform any or all of the proxy voting services contemplated hereby.

1.4 Governing Documents. Manager will provide Subadviser with copies of (i) the Trust's Declaration of Trust and By-laws, as currently in effect, (ii) each Fund's currently effective prospectus and statement of additional information, as set forth in the Trust's registration statement under the Investment Company Act and the Securities Act of 1933, as amended, (iii) any instructions, investment policies or other restrictions adopted by the Trustees or Manager relating to its performance of oversight of the Subadviser supplemental thereto, and (iv) the Management Contract. Manager will provide Subadviser with such further documentation and information concerning the investment objectives, policies and restrictions applicable to each Fund as Subadviser may from time to time reasonably request.

1.5 Subadviser's Relationship. Notwithstanding anything herein to the contrary, Subadviser shall be an independent contractor and will have no authority to act for or represent the Trust, the Funds or Manager in any way or otherwise be deemed an agent of any of them, except to the extent expressly authorized by this Agreement or in writing by the Trust or Manager.

1.6 Compensation. Subadviser shall be compensated for the services it performs on behalf of the Funds in accordance with the terms set forth in Appendix A to this Agreement.

II. SERVICES TO BE PERFORMED BY SUBADVISER

2.1 Investment Advisory Services. (a) In fulfilling its obligations to manage the assets of the Funds, Subadviser will:

(i) formulate and implement a continuous investment program for each Fund;

(ii) employ portfolio managers to make investment decisions;

(iii) to the extent reasonably requested by the Manager or officers of the Funds, cooperate with and provide reasonable assistance to the Manager and the Trust's other service providers by (1) keeping them fully informed as to such matters that they may reasonably deem necessary with respect to the performance of their obligations to the Funds, (2) providing prompt responses to reasonable requests for information or assistance, and (3) establishing appropriate processes to promote the efficient exchange of information.

(iv) take whatever steps are necessary to implement these investment programs by the purchase and sale of securities and other investments, including the selection of brokers or dealers, the placing of orders for such purchases and sales in accordance with the provisions of paragraph (b) below and assuring that such purchases and sales are properly settled and cleared;

(v) provide such reports with respect to the implementation of each Fund's investment program as the Trustees or Manager shall reasonably request; and

(vi) provide advice and assistance to Manager as to the determination of the fair value of certain securities where market quotations are not readily available for purposes of calculating net asset value of the Funds in accordance with valuation procedures and methods established by the Trustees.

(b) The Subadviser shall place all orders for the purchase and sale of portfolio securities for each Fund's account with brokers and dealers selected by Subadviser. Such brokers and dealers may include brokers or dealers that are "affiliated persons" (as such term is defined in the Investment Company Act) of the Trust, the Funds, Manager or Subadviser, provided that Subadviser shall only place orders on behalf of the Funds with such affiliated persons in accordance with procedures adopted by the Trustees pursuant to Rule 17e-1 under the Investment Company Act. The Subadviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Funds and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Funds and/or other accounts over which Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provided such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have in respect to accounts over which they exercise investment discretion. The Trustees shall periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods were reasonable in relation to the benefits to the Funds.

The Subadviser further agrees that, in performing its duties hereunder, it will:

(c) comply in all material respects with the applicable sections of (1) the 1940 Act and the Advisers Act and all rules and regulations thereunder and any other applicable federal and state laws and regulations, (2) the Subadviser's compliance policies and procedures, (3) the rules and regulations of the Commodity Futures Trading Commission, (4) the Internal Revenue Code of 1986, as amended ("Code"), (5) the investment objectives, strategies, policies, limitations and restrictions of the Funds as described in the Registration Statement, (6) the Trust's Trust Instrument and By-Laws or other organizational documents of the Trust, and (7) any written instructions of the Manager or the Board;

(d) comply with Fidelity's SEC exemptive order to operate passively managed ETFs solely to the extent applicable to Subadviser as expressly set forth therein with respect to the services provided by Subadviser under this Agreement; provided that Subadviser will not have any responsibilities to comply with such exemptive order with respect to any of the Adviser's obligations therein not expressly delegated to the Subadviser thereunder or hereunder, including any of Adviser's obligations set forth in Appendix B hereto;

(e) manage the assets of the Funds to comply with the following requirements of the Code and regulations issued thereunder: section 851(b)(2) and section 851(b)(3) (and, if applicable, section 817(h)) according to Subadviser's books and records;

(f) make available to the Board, the Manager, the Funds' Chief Compliance Officer ("CCO") and the Trust's administrator, promptly upon their request, such copies of its records with respect to the Funds as may be required to assist in their compliance with applicable laws and regulations. As reasonably requested by the Board or the Adviser, the Subadviser will complete periodic or special questionnaires and furnish to the Board and/or the Manager such periodic and special reports regarding the Funds and the Subadviser including, but not limited to, reports concerning transactions and performance of the Funds, quarterly and annual compliance reports and certifications, reports or certifications regarding compliance with the Trust's procedures pursuant to Rules 17e-1, 17a-7, 10f-3 and 12d3-1 under the 1940 Act (as applicable), quarterly reports identifying material compliance matters and any material changes to the Subadviser's compliance program (including revisions to compliance policies and procedures), fundamental investment restrictions, liquidity determinations for securities or other instruments held by the Funds, compliance with the Subadviser's Code of Ethics, and such other procedures or requirements that the Adviser may reasonably request from time to time;

(g) make available to the Board and the Adviser at reasonable times and upon reasonable notice its portfolio managers and other appropriate personnel as mutually agreed by the Adviser and Subadviser, either in person or, at the mutual convenience of the Board, the Adviser and the Subadviser, by telephone or other electronic media, in order to review the investment policies, performance and other matters relating to the management of the Funds;

(h) review draft reports to shareholders, registration statements or portions thereof that relate to the Funds or the Subadviser and other documents provided to the Subadviser by the Adviser, provide comments on such drafts on a timely basis, and provide certifications or sub-certifications on a timely basis as to the accuracy of the information contained in such reports or other documents;

(i) use no material, non-public information concerning portfolio companies that may be in its possession or the possession of any of its affiliates, nor will the Subadviser seek to obtain any such information, in providing investment advice or investment management services to the Funds;

(j) promptly notify the Adviser in the event that the Subadviser or any of its affiliates becomes aware that the Subadviser: (i) is subject to a statutory disqualification that prevents the Subadviser from serving as investment adviser pursuant to this Agreement; (ii) fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (iii) is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority, which could have a material effect on the Subadviser's reputation or ability to manage the Funds' portfolios; (iv) is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, or governmental authority, involving the affairs of the Trust or the Adviser or their affiliates; or (v) is involved in any litigation or administrative proceeding brought against the Subadviser or any of its management persons (as described in Rule 204-3(b)(4) under the Advisers Act), which could have a material effect on the Subadviser's ability to manage the Funds' portfolios. The Subadviser further agrees to notify the Adviser promptly of any material fact known to the Subadviser respecting or relating to the Subadviser that is not contained in the Trust's Registration Statement, as amended and supplemented from time to time, regarding the Funds, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect. The Subadviser will promptly notify the Adviser if its president or any member of the portfolio management team named in the Registration Statement for the Funds changes, or if there is an actual change in control or management of the Subadviser within the meaning of Rules 2a-6 and 202(a)(1)-1 under the 1940 Act and Advisers Act, respectively;

(k) not disclose information regarding the Funds or the Funds' characteristics, trading history, portfolio holdings, performance information or any other related information to any third-party, except in compliance with the Trust's policies on disclosure of portfolio holdings;

(l) provide the Adviser, the Trust or the Board with such information and assurances (including certifications and sub-certifications) as the Adviser, the Trust or the Board may reasonably request from time to time in order to assist the Adviser, the Trust or the Board in complying with applicable laws, rules and regulations, including requirements in connection with the preparation and/or filing of the Funds' Form N-CSRs and Form N-Qs;

(m) not consult with any other investment subadviser of the Trust (if any), or with the subadviser to any other investment company (or separate series thereof) managed by the Adviser concerning a Fund's transactions in securities or other assets, except for purposes of complying with the conditions of Rule 12d3-1(a) and (b) under the 1940 Act or any other applicable law, and, to the extent that multiple subadvisers may be engaged to provide services to the Funds, the Subadviser shall be responsible for providing investment advisory services only with respect to the Funds allocated to the Subadviser by the Adviser; and

(n) provide the Trust and the Adviser with a copy of its Form ADV as most recently filed with the SEC, notify the Adviser on a quarterly basis of any amendments to the Subadviser's Form ADV and furnish a copy of such amendments to the Trust and the Adviser; and provide the Trust and the Adviser with a copy of its Form ADV Part 2A as updated from time to time.

The Subadviser further agrees that it shall provide the Adviser with the ETF-specific services set forth in Appendix B.

2.2. Administrative and Other Services. (a) Subadviser will, at its expense, furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Funds (excluding determination of net asset values and shareholder accounting services).

(b) Subadviser will maintain all accounts, books and records with respect to the Funds as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and the rules thereunder. Subadviser agrees that such records are the property of the Trust, and will be surrendered to the Trust promptly upon request. The Manager shall be granted reasonable access to the records and documents in Subadviser's possession relating to the Funds.

(c) Subadviser shall provide such information as is necessary to enable Manager to prepare and update the Trust's registration statement (and any supplement thereto) and each Fund's financial statements. Subadviser understands that the Trust and Manager will rely on such information in the preparation of the Trust's registration statement and each Fund's financial statements, and hereby covenants that any such information approved by Subadviser expressly for use in such registration and/or financial statements shall be true and complete in all material respects.

(d) Subadviser will vote each Fund's investment securities in the manner in which Subadviser believes to be in the best interests of each Fund, and shall review its proxy voting activities on a periodic basis with the Trustees.

III. BOOKS, RECORDS AND REGULATORY FILINGS

(a) The Subadviser agrees that it shall furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder that may be requested in order to determine whether the operations of the Funds are being conducted in accordance with applicable laws, rules and regulations.

(b) The Subadviser shall make all filings with the SEC required of it pursuant to Section 13 of the 1934 Act with respect to its duties as are set forth herein. The Subadviser also shall make all required filings on Schedule 13D or 13G and Form 13F (as well as other filings triggered by ownership in securities under other applicable laws, rules and regulations) due to the activities of the Subadviser with respect to the management of the Funds. The Subadviser shall be the sole filer of Form 13F with respect to the Funds' holdings.

IV. COMPLIANCE; CONFIDENTIALITY

4.1 Compliance. (a) Subadviser will comply with (i) all applicable state and federal laws and regulations governing the performance of the Subadviser's duties hereunder, (ii) the investment objective, policies and limitations, as provided in each Fund's Prospectus and other governing documents, and (iii) such instructions, policies and limitations relating to each Fund and/or the oversight of the Subadviser's performance of its duties hereunder as the Trustees or Manager may from time to time adopt and communicate in writing to subadviser.

(b) The Subadviser understands and agrees that it is a "service provider" to the Trust as contemplated by Rule 38a-1 under the 1940 Act. As such, the Subadviser agrees to cooperate fully with the Adviser and the Trust and its Trustees and officers, including the Funds' CCO, with respect to (i) any and all compliance-related matters, and (ii) the Trust's efforts to assure that each of its service providers adopts and maintains policies and procedures that are reasonably designed to prevent violation of the "federal securities laws" (as that term is defined by Rule 38a-1) by the Trust, the Adviser and the Subadviser. In this regard, the Subadviser shall:

(1) submit to the Board for its consideration and approval, prior to the effective date of this Agreement, the Subadviser's compliance program, it being understood that the Subadviser's obligation under Section 2(e) of this Agreement to vote all proxies solicited by or with respect to the issuers of securities in which the assets of the Funds may be invested shall be subject to the fulfillment of the condition that the Board approve the Subadviser's proxy voting policies and procedures;

(2) submit annually (and at such other times as the Trust may reasonably request) to the Funds' CCO and the Adviser for consideration by the Board, a report discussing the adequacy and effectiveness of the Subadviser's compliance program, and fully describing any material amendments to such compliance program since the most recent such report;

(3) provide periodic reports, certifications and information concerning the Subadviser's compliance program including, but not limited to, the following;

(i) Quarterly Compliance Certifications, including any required attachments, no later than the twentieth (20th) business day after each calendar quarter;

(ii) Annual Report on Code of Ethics Matters, including any required attachments, upon request each year.

(4) provide the Adviser and the Trust and its Trustees and officers with reasonable access to information regarding the Subadviser's compliance program, which access shall include on-site visits with the Subadviser as may be reasonably requested from time to time;

(5) permit the Adviser and the Trust and its Trustees and officers to maintain an active working relationship with the Subadviser's compliance personnel by, among other things, providing the Adviser and the Funds' CCO and other officers with a specified individual within the Subadviser's organization to discuss and address compliance-related matters;

(6) provide the Adviser and its chief compliance officer and the Trust and its Trustees and officers, including the Funds' CCO, with such certifications regarding its compliance program as may be reasonably requested in connection with the services provided under this Agreement; and

(7) reasonably cooperate with any independent registered public accounting firm engaged by the Trust and ensure that all reasonably necessary information and the appropriate personnel are made available to such independent registered public accounting firm, to support the expression of the independent registered public accounting firm's opinion.

(c) The Subadviser represents, warrants and covenants that it has implemented and shall maintain a compliance program in accordance with the requirements of Rule 206(4)-7 under the Advisers Act.

(d) Subadviser will adopt a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Trust with a copy of such code of ethics, evidence of its adoption and copies of any supplemental policies and procedures implemented to ensure compliance therewith.

4.2 Confidentiality. (a) The parties to this Agreement agree that each shall treat as confidential all information provided by a party to the others regarding such party's business and operations, including without limitation the investment activities or holdings of each Fund. All confidential information provided by a party hereto shall be used by any other parties hereto solely for the purposes of rendering services pursuant to this Agreement and, except as may be required in carrying out the terms of this Agreement, shall not be disclosed to any third party without the prior consent of such providing party. The foregoing shall not be applicable to any information that is publicly available when provided or which thereafter becomes publicly available other than in contravention of this Section 3.2 or which is required to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation.

(b) In the event that the Recipient is requested or required (by deposition, interrogatories, requests for information or documents in legal proceedings, subpoenas, civil investigative demand or similar process), in connection with any proceeding, to disclose any of the Discloser's Confidential Information, the Recipient will give the Discloser prompt written notice of such request or requirement to allow the Discloser an opportunity to obtain a protective order or otherwise obtain assurances that confidential treatment will be accorded to such Confidential Information. In the event that such protective order or other remedy is not obtained, disclosure shall be made of only that portion of the Confidential Information that is legally required to be disclosed. All Confidential Information disclosed as required by law shall nonetheless continue to be deemed Confidential Information.

V. LIABILITY OF SUBADVISER

5.1 Liability; Standard of Care. The Subadviser shall exercise its best judgment in rendering the services under this Agreement. Notwithstanding anything herein to the contrary, neither Subadviser, nor any of its directors, officers or employees, shall be liable to Manager or the Trust for any loss resulting from Subadviser's acts or omissions as Subadviser to the Funds, except to the extent any such losses result from bad faith, willful misfeasance, reckless disregard or gross negligence on the part of the Subadviser or any of its directors, officers or employees in the performance of the Subadviser's duties and obligations under this Agreement.

5.2 Indemnification. (a) Subadviser agrees to indemnify and hold the Trust and Manager harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys fees) suffered by the Trust or Manager resulting from (i) Subadviser's breach of its duties hereunder, or (ii) bad faith, willful misfeasance, reckless disregard or gross negligence on the part of the Subadviser or any of its directors, officers or employees in the performance of the Subadviser's duties and obligations under this Agreement, except to the extent such loss results from the Trust's or Manager's own willful misfeasance, bad faith, reckless disregard or negligence in the performance of their respective duties and obligations under the Management Contract or this Agreement.

(b) Manager hereby agrees to indemnify and hold Subadviser harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorney's fees) suffered by Subadviser resulting from (i) Manager's breach of its duties under Management Contract, or (ii) bad faith, willful misfeasance, reckless disregard or gross negligence on the part of Manager or any of its directors, officers or employees in the performance of Manager's duties and obligations under this Agreement, except to the extent such loss results from Subadviser's own willful misfeasance, bad faith, reckless disregard or negligence in the performance of Subadviser's duties and obligations under this Agreement.

(c) Notwithstanding this Section 5, nothing contained in this Agreement shall constitute a waiver or limitation of rights that the Trust or the Funds may have under federal or state securities laws.

(d) The Adviser acknowledges that the Subadviser does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of the index which a Fund tracks.

VI. SUPPLEMENTAL ARRANGEMENTS; EXPENSES; INSURANCE

6.1 Supplemental Arrangements. Subject to the prior written consent of the Trustees and Manager, Subadviser may enter into arrangements with other persons affiliated with Subadviser to better fulfill its obligations under this Agreement for the provision of certain personnel and facilities to Subadviser, provided that such arrangements do not rise to the level of an advisory contract subject to the requirements of Section 15 of the Investment Company Act.

6.2 Expenses. It is understood that each Fund will pay all of its expenses other than those expressly stated to be payable by Subadviser hereunder or by Manager under the Management Agreement. Expenses paid by the Funds will include, but not be limited to, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trustees other than those who are "interested persons" of the Trust, Manager or Subadviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and each Fund's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Funds; (viii) all other expenses incidental to holding meetings of each Fund's shareholders, including proxy solicitations therefor; (ix) a proportionate share of insurance premiums for fidelity bond and other coverage; (x) a proportionate share of association membership dues; (xi) investment management fees; (xii) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xiii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiv) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which a Fund is a party and any legal obligation that the Fund may have to indemnify the Trustees, officers and/or employees or agents with respect thereto. Subadviser shall not cause the Trust or the Funds to incur any expenses, other than those reasonably necessary for Subadviser to fulfill its obligations under this Agreement, unless Subadviser has first notified Manager of its intention to do so.

6.3 Insurance. Subadviser shall maintain for the duration hereof, with an insurer acceptable to Manager, a blanket bond and professional liability (errors and omissions) insurance in amounts reasonably acceptable to Manager. Subadviser agrees that such insurance shall be considered primary and Subadviser shall assure that such policies pay claims prior to similar policies that may be maintained by Manager. In the event Subadviser fails to have in force such insurance, that failure will not exclude Subadviser's responsibility to pay for any damages in breach hereof.

VII. CONFLICTS OF INTEREST

It is understood that the Trustees, officers, agents and shareholders of the Trust are or may be interested in Subadviser as directors, officers, stockholders or otherwise; that directors, officers, agents and stockholders of Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity of this Agreement or of any transactions hereunder except as otherwise provided in the Trust's Declaration of Trust and the Certificate of Formation and Limited Liability Company Operating Agreement of Subadviser, respectively, or by specific provisions of applicable law.

VIII. REGULATION

Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may reasonably request or require pursuant to applicable laws and regulations.

IX. DURATION AND TERMINATION OF AGREEMENT

9.1 Effective Date; Duration; Continuance. (a) This Agreement shall become effective on July 31, 2016.

(b) Subject to prior termination pursuant to Section 8.2 below, this Agreement shall continue in force for two years from the date of execution, and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees or by a vote of a majority of the outstanding voting securities of each Fund, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees who are not "interested persons" (as such term is defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

(c) Except to the extent that the Trust has obtained and/or relies upon an exemptive order of the Commission or a no-action letter of the staff of the Commission providing relief from the requirement to obtain shareholder approval of this Agreement, the required shareholder approval of this Agreement or any continuance of this Agreement shall be effective with respect to each Fund if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of each Fund votes to approve this Agreement or its continuance.

9.2 Termination and Assignment. (a) This Agreement may be terminated at any time, upon sixty days' written notice, without the payment of any penalty, (i) by the Trustees, (ii) by the vote of a majority of the outstanding voting securities of each Fund; (iii) by Manager with the consent of the Trustees, or (iv) by Subadviser.

(b) This Agreement will terminate automatically, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act) or (ii) in the event the Management Contract is terminated for any reason.

9.3 Definitions. The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Securities and Exchange Commission ("Commission").

X. REPRESENTATIONS, WARRANTIES AND COVENANTS

10.1 Representations of the Funds. The Trust, on behalf of the Funds, represents and warrants that:

(i) the Trust is a business trust established pursuant to the laws of the Commonwealth of Massachusetts;

(ii) the Trust is duly registered as an investment company under the Investment Company Act and each Fund is a duly constituted series portfolio thereof;

(iii) the execution, delivery and performance of this Agreement are within the Trust's powers, have been and remain duly authorized by all necessary action (including without limitation all necessary approvals and other actions required under the Investment Company Act) and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on the Trust or the Funds;

(iv) no consent (including, but not limited to, exchange control consents) of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with;

(v) this Agreement constitutes a legal, valid and binding obligation enforceable against the Trust and each Fund in accordance with its terms; and

(vi) each Fund is exempt from registration under the Commodity Exchange Act pursuant to Rule 4.5 of the Commodity Futures Trading Commission ("CFTC"), and each Fund is in compliance with the requirements of CFTC Rule 4.5.

10.2 Representations of the Manager. The Manager represents, warrants and agrees that:

(i) Manager is a corporation established pursuant to the laws of the Commonwealth of Massachusetts;

(ii) Manager is duly registered as an "investment adviser" under the Investment Advisers Act of 1940 ("Advisers Act");

(iii) Manager has been duly appointed by the Trustees and Shareholders of each Fund to provide investment services to the Funds as contemplated by the Management Contract.

(iv) the execution, delivery and performance of this Agreement are within Manager's powers, have been and remain duly authorized by all necessary corporate action and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on Manager;

(v) no consent (including, but not limited to, exchange control consents) of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with;

(vi) Manager will comply with Fidelity's SEC exemptive order to operate passively managed ETFs with respect to any of Manager's obligations therein not expressly delegated to the Subadviser thereunder or hereunder, including Manager's obligations set forth in Appendix B hereto; and

(vii) this Agreement constitutes a legal, valid and binding obligation enforceable against Manager.

10.3 Representations of Subadviser. Subadviser represents, warrants and agrees that:

(i) Subadviser is a Delaware limited liability company established pursuant to the laws of the State of Delaware;

(ii) Subadviser is duly registered as an "investment adviser" under the Advisers Act.

(iii) the execution, delivery and performance of this Agreement are within Subadviser's powers, have been and remain duly authorized by all necessary corporate action and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on Subadviser;

(iv) no consent (including, but not limited to, exchange control consents) of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and

(v) this Agreement constitutes a legal, valid and binding obligation enforceable against Subadviser.

10.4 Covenants of the Subadviser. (a) Subadviser will promptly notify the Trust and Manager in writing of the occurrence of any event which could have a material impact on the performance of its obligations pursuant to this Agreement, including without limitation:

(i) the occurrence of any event which could disqualify Subadviser from serving as an investment adviser of a registered investment company pursuant to Section 9(a) of the Investment Company Act or otherwise;

(ii) any material change in the Subadviser's overall business activities that may have a material adverse effect on the Subadviser's ability to perform under its obligations under this Agreement;

(iii) any event that would constitute a change in control of Subadviser;

(iv) any change in the portfolio manager(s) of the Funds;

(v) any proposed change or change in the representations made by Subadviser concerning the nature of the Subadviser's business plan; and

(vi) the existence of any pending or threatened audit, investigation, complaint, examination or other inquiry (other than routine regulatory examinations or inspections) relating to a Fund conducted by any state or federal governmental regulatory authority.

(b) Subadviser agrees that it will promptly supply Manager with copies of any material changes to any of the documents provided by Subadviser pursuant to Section 4.1.

XI. MISCELLANEOUS PROVISIONS

11.1 Use of Subadviser's Name. Neither the Trust nor Manager will use the name of Subadviser, or any affiliate of Subadviser, in any prospectus, advertisement sales literature or other communication to the public except in accordance with such policies and procedures as shall be mutually agreed to by the Subadviser and the Manager.

11.2 Use of Trust or Manager's Name. Subadviser will not use the name of Manager, the Trust or the Funds in any prospectus, advertisement, sales literature or other communication to the public except in accordance with such policies and procedures as shall be mutually agreed to by the Subadviser and the Manager; provided, however, that Subadviser may use such names in response to requests for proposal or requests for information.

11.3 Amendments. This Agreement may be modified by mutual consent of the Manager, the Subadviser and the Funds subject to the provisions of Section 15 of the Investment Company Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted by, or interpretive releases of, the Commission and applicable no-action letters issued by the staff thereof.

11.4 Entire Agreement. This Agreement contains the entire understanding and agreement of the parties with respect to the subject hereof.

11.5 Captions. The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part of the Agreement.

11.6 Counterparts. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

11.7 Notices. All notices hereunder shall be provided in writing, by mail, by facsimile or by email to the last known business address of the Trust, Manager or Subadviser. Notices shall be deemed given if delivered in person or by messenger, certified mail with return receipt, or by a reputable overnight delivery service that provides evidence of receipt to the parties; upon receipt if sent by fax; or upon read receipt or reply if delivered by email.

11.8 Severability. Should any portion of this Agreement, for any reason, be held to be void at law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

11.9 Governing Law. The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts (without giving effect to the choice of law provisions thereof), or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

11.10 Limitation of Liability. A copy of the Declaration of Trust establishing the Trust, dated May 10, 1995, together with all amendments, is on file in the office of the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this Agreement is not executed on behalf of any of the Trustees as individuals and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or a Fund, but only the assets belonging to the particular Fund shall be liable.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

FIDELITY COVINGTON TRUST
on behalf of Fidelity Core Dividend ETF Fidelity Dividend ETF for Rising Rates Fidelity Low Volatility Factor ETF Fidelity Momentum Factor ETF Fidelity Quality Factor ETF Fidelity Value Factor ETF

	By	/s/Adrien Deberghes
Adrien Deberghes Treasurer

FMR CO., INC.

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	By	/s/William E. Dailey
William E. Dailey Treasurer

Geode Capital Management, LLC

|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	By	/s/Jeffrey S. Miller
Jeffrey S. Miller Chief Operating Officer

EX-99.D ADVSR CONTR 2 ex-d13.htm

Exhibit (d)(13)

January 30, 2015

BlackRock Fund Advisors

400 Howard Street

San Francisco, CA 94105

Attn: Ed Baer, Managing Director, iShares

Re: First Amendment to the Investment Sub-Advisory and ETF Services Agreement (the "Agreement") among Fidelity SelectCo, LLC, ("Adviser") BlackRock Fund Advisors ("Sub-Adviser") and Fidelity Covington Trust (the "Trust"), on behalf of the individual series listed on Schedule C thereto (the "Funds"), dated September 17, 2013

Ladies and Gentlemen:

This letter and the enclosed Schedule C ("Schedule C") are being delivered to you as the First Amendment to the Agreement pursuant to Section 15 thereof. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Agreement.

The following investment company, which is an exchange traded fund, desires to be added to the Agreement, effective February 2, 2015:

•Fidelity MSCI Real Estate Index ETF

On February 2, 2015, provided that Schedule C is countersigned by the Sub-Adviser and the Adviser, the investment company noted above shall become a "Fund" under the Agreement.

If you are in agreement with the foregoing, please sign below and return to the undersigned.

[Remainder of page intentionally left blank]

Sincerely,

FIDELITY COVINGTON TRUST

By: /s/ Adrien Deberghes

Name: Adrien Deberghes

Title: Treasurer - Fidelity Sector Portfolios

AGREED AND ACCEPTED:

FIDELITY SELECTCO, LLC

By: /s/ Anthony Rochte

Name: Anthony Rochte

Title: President

BLACKROCK FUND ADVISORS

By: /s/ Jennifer Grancio

Name: Jennifer Grancio

Title: Managing Director

Schedule C

Funds

Fidelity MSCI Consumer Discretionary Index ETF

Fidelity MSCI Consumer Staples Index ETF

Fidelity MSCI Energy Index ETF

Fidelity MSCI Financials Index ETF

Fidelity MSCI Health Care Index ETF

Fidelity MSCI Industrials Index ETF

Fidelity MSCI Information Technology Index ETF

Fidelity MSCI Materials Index ETF

Fidelity MSCI Telecommunication Services Index ETF

Fidelity MSCI Utilities Index ETF

Fidelity MSCI Real Estate Index ETF